EXECUTION COPY

PATENT SECURITY AGREEMENT dated as of January 12, 2011 (this “Agreement”), among the grantors listed on Schedule I hereto (the “U.S. Grantors”) and The Bank of New York Mellon, as collateral agent (in such capacity, the “Collateral Agent”).
Reference is made to (a) the Collateral Agreement dated as of November 5, 2009 (as amended, restructured, renewed, novated, supplemented, restated, replaced or otherwise modified from time to time, the “Collateral Agreement”), among Reynolds Group Holdings Inc. (“RGHI”), Reynolds Consumer Products Holdings Inc. (the “U.S. Term Borrower” and, together with RGHI, the “U.S. Term Borrowers”), Closure Systems International Holdings Inc. (together with the U.S. Term Borrowers, the “Borrowers”), Reynolds Group Issuer LLC (the “U.S. Issuer”), Reynolds Group Issuer Inc. (the “U.S. Co-Issuer” and, together with the U.S. Issuer, the “Issuers”), the Subsidiaries (as defined in the Credit Agreement) of Reynolds Group Holdings Limited (“Holdings”) from time to time party thereto and the Collateral Agent (as defined therein), (b) the Credit Agreement dated as of November 5, 2009 as amended by Amendment No. 1 dated as of January 1, 2010, as amended by Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of May 4, 2010 and as amended by Amendment No. 3 and Incremental Term Loan Assumption Agreement dated as of September 30, 2010 (as further amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the European Borrowers (as defined therein), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG (formerly known as Credit Suisse), as administrative agent, (c) the Indenture dated as of November 5, 2009 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2009 Senior Secured Note Indenture”), among the Issuers, Reynolds Group Issuer (Luxembourg) S.A., the Note Guarantors (as defined therein) and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar, and (d) the Indenture dated as of October 15, 2010 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2010 Senior Secured Note Indenture”) among RGHL US Escrow I Inc., RGHL US Escrow I LLC and RGHL Escrow (Luxembourg) I S.A. (the “Escrow Issuers”), The Bank of New York Mellon as trustee, principal paying agent, registrar, transfer agent and collateral agent, The Bank of New York Mellon, London Branch as paying agent and Wilmington Trust (London) Limited as additional collateral agent. The Lenders have agreed to extend credit to the Borrowers pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The 2009 Senior Secured Note Holders (each “Holder” under, and as defined in, the 2009 Senior Secured Note Indenture) have agreed to extend credit to the Issuers pursuant to, and upon the terms and conditions specified in, the 2009 Senior Secured Note Indenture. The 2010 Senior Secured Note Holders (each “Holder” under, and as defined in, the 2010 Senior Secured Note Indenture) have agreed to extend credit to the Escrow Issuers pursuant to, and upon the terms and conditions specified in, the 2010 Senior Secured Note Indenture. The parties hereto agree as follows:
SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified pursuant to the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.
SECTION 2. Grant of Security Interest. Each U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a Security Interest in all of such U.S. Grantor’s right, title or interest in, to and under all of the Patents of such U.S. Grantor (including those listed on Schedule II hereto) now owned or at any time hereafter acquired by such U.S. Grantor or in which such U.S. Grantor now has or at any time in the future may acquire any right, title or interest as security for the payment or performance, as the case may be, in full of the Obligations.
SECTION 3. Purpose. This Agreement has been executed and delivered by the parties hereto for the purpose of recording the grant of the Security Interest with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions set forth in the Collateral Agreement.
SECTION 4. Collateral Agreement. The U.S. Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the Patents are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.
SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of this page intentionally left blank]
(a)
IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PACTIV CORPORATION
By

Name:
Title:

NEWSPRING INDUSTRIAL CORP.
By

Name:
Title:

PRAIRIE PACKAGING, INC.
By

Name:
Title:

PWP INDUSTRIES, INC.
By

Name:
Title:

THE BANK OF NEW YORK MELLON, as Collateral Agent
By

Name:
Title:

Schedule I
U.S. Grantors
Pactiv Corporation
Newspring Industrial Corp.
Prairie Packaging, Inc.
PWP Industries, Inc.

SECTION 1.02.
Schedule II
Patents

PACTIV CORPORATION

U.S. Patent Applications

Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Current Recorded Owner
Filed	02004US-UTCON01	US	Utility	Continuation	12/763478	20-Apr-10	US20100209021				POLYMERIC BAGS WITH PRESSURE RELIEF VALVES	Pactiv Corporation
Filed	02006US-UTCIP05	US	Utility	Continuation-In-Part	11/680170	28-Feb-07	20070208094				REDUCED-VOC AND NON-VOC BLOWING AGENTS FOR MAKING EXPANDED AND EXTRUDED THERMOPLASTIC FOAMS	Pactiv Corporation
Filed	02010USORG01	US	Utility	Original Filing	11/056642	11-Feb-05	20060180490				SELF-CONTAINED MERCHANDISING CONTAINER DISPLAY	Pactiv Corporation
Filed	02014USORG01	US	Utility	Original Filing	11/247060	11-Oct-05	20060108254				METHODS OF REDUCING THE STACKING HEIGHT OF CONTAINERS, LIDS, AND BASES	Pactiv Corporation
Filed	02017US-UTORG02	US	Utility	Original Filing	12/066593	5-Sep-08	US20090286023				POLYMER FILMS WITH TREATED FILLERS AND IMPROVED PROPERTIES AND PRODUCTS AND METHODS OF USING SAME	Pactiv Corporation
Filed	02024USORG01	US	Utility	Original Filing	11/272373	9-Nov-05	20060118453				CUP CADDY	Pactiv Corporation
Filed	02026USORG01	US	Utility	Original Filing	11/613642	20-Dec-06	20070193000				RECLOSABLE FASTENER WITH SLIDER FOR HIGH-PRESSURE PROCESSING	Pactiv Corporation
Filed	02040USORG01	US	Utility	Original Filing	11/098044	1-Apr-05	20060219594				NESTABLE LID FOR PACKAGING SYSTEMS	Pactiv Corporation
Filed	02042USORG01	US	Utility	Original Filing	11/528830	28-Sep-06	20070172554				MODULAR CONTAINER ASSEMBLY AND MERCHANDIZING CONTAINER DISPLAY	Pactiv Corporation
Filed	02066USORG01	US	Utility	Original Filing	11/333739	17-Jan-06	20070164019				CONTAINERS AND INTERLOCKING CONTAINER ASSEMBLIES	Pactiv Corporation
Filed	02068US-UTORG01	US	Utility	Original Filing	11/559653	14-Nov-06	20070178197				CONTAINER HAVING INTERNAL RESERVOIR	Pactiv Corporation
Filed	02068US-UTORG02	US	Utility	Original Filing	12/514564	4-Aug-09	US20100212827				METHOD OF FORMING A CONTAINER HAVING AN INTERNAL RESERVOIR	Pactiv Corporation
Filed	02073US-UTORG01	US	Utility	Original Filing	11/677371	21-Feb-07	20070213416				EXPANDED AND EXTRUDED POLYOLEFIN FOAMS MADE WITH METHYL FORMATE-BASED BLOWING AGENTS	Pactiv Corporation
Filed	02075US-UTORG01	US	Utility	Original Filing	11/758412	5-Jun-07	20080089618				SLIDER BAG WITH HANDLE BELOW THE ZIPPER TRACK	Pactiv Corporation
Filed	02076US-DSDIV01	US	Design	Division	29/367141	3-Aug-10					SLIDER BAG WITH HANDLE AT THE TOP	Pactiv Corporation
Filed	02084US-UTORG01	US	Utility	Original Filing	11/894228	20-Aug-07	20080041860				THREE-LAYERED CONTAINERS AND METHODS OF MAKING THE SAME	Pactiv Corporation
Filed	02085US-UTORG01	US	Utility	Original Filing	11/837318	10-Aug-07	20080034690				UNDERLAYMENT WITH IMPROVED DRAINAGE	Pactiv Corporation
Filed	02089US-UTORG01	US	Utility	Original Filing	11/985102	14-Nov-07	20080121681				THREE-LAYERED CONTAINERS AND METHODS OF MAKING THE SAME	Pactiv Corporation
Filed	02090US-UTORG01	US	Utility	Original Filing	11/975878	27-Oct-07	20080098693				METHOD OF FORMING A SLIDER RECLOSURE SEGMENT	Pactiv Corporation
Filed	02090US-UTDIV01	US	Utility	Division	12/322144	29-Jan-09	20090142008				METHOD OF FORMING A SLIDER RECLOSURE SEGMENT	Pactiv Corporation
Filed	02093US-UTORG01	US	Utility	Original Filing	11/955034	12-Dec-07	20080146686				EXPANDED AND EXTRUDED BIODEGRADABLE AND REDUCED EMISSION FOAMS MADE WITH METHYL FORMATE-BASED AGENTS	Pactiv Corporation
Filed	02107US-UTORG01	US	Utility	Original Filing	11/854418	12-Sep-07	20090067760				BAGS HAVING ODOR MANAGEMENT CAPABILITIES	Pactiv Corporation
Filed	02110US-UTORG01	US	Utility	Original Filing	11/957102	14-Dec-07	US20090155508				ENCAPSULATED ACTIVATED CARBON AND THE PREPARATION THEREOF	Pactiv Corporation
Filed	02111US-UTORG01	US	Utility	Original Filing	12/070396	19-Feb-08	20090206090				MULTI-PIECE COMPARTMENTED CONTAINER WITH VENTING	Pactiv Corporation
Filed	02112US-UTORG01	US	Utility	Original Filing	12/052523	20-Mar-08					FOOD STORAGE BAG VACUUM PUMP	Pactiv Corporation
Filed	02114US-UTCON01	US	Accelerated Examination	Continuation	12/364038	2-Feb-09	20090123728				POLYMER BLENDS OF BIODEGRADABLE OR BIO-BASED AND SYNTHETIC POLYMERS AND FOAMS THEREOF	Pactiv Corporation
Filed	02114US-UTORG01	US	Utility	Original Filing	12/048467	14-Mar-08	US20090234035				POLYMER BLENDS OF BIODEGRADABLE OR BIO-BASED AND SYNTHETIC POLYMERS AND FOAMS THEREOF	Pactiv Corporation
Filed	02123US-UTORG01	US	Utility	Original Filing	12/399752	6-Mar-09					TAMPER EVIDENT CONTAINER WITH PULL TAB	Pactiv Corporation
Filed	02124US-DSDIV01	US	Design	Division	29/367936	16-Aug-10					CONTAINER	Pactiv Corporation
Filed	02124US-DSORG01	US	Design	Original Filing	29/337145	15-May-09					CONTAINER	Pactiv Corporation
Filed	02124US-UTORG01	US	Utility	Original Filing	12/536971	6-Aug-09					CONTAINER WITH STACKING FEATURES	Pactiv Corporation
Filed	02125US-UTCON01	US	Accelerated Examination	Continuation	12/759610	13-Apr-10					CONVERTIBLE CONTAINER AND PLATE	Pactiv Corporation
Filed	02125US-UTCIP01	US	Utility	Continuation-In-Part	12/491002	24-Jun-09					CONVERTIBLE CONTAINER AND PLATE	Pactiv Corporation
Filed	02125US-UTORG01	US	Utility	Original Filing	12/435327	4-May-09					CONVERTIBLE CONTAINER AND PLATE	Pactiv Corporation
Filed	02126US-UTORG01	US	Utility	Original Filing	12/410359	24-Mar-09					BLANK FOR CONTAINER HAVING A ROLLED RIM, AND METHOD OF MAKING THE SAME	Pactiv Corporation
Filed	02139US-DSORG01	US	Design	Original Filing	29/337728	28-May-09					CUP	Pactiv Corporation
Filed	02140US-UTORG01	US	Utility	Original Filing	12/610003	30-Oct-09					MULTILAYER STRETCHY DRAWSTRING	Pactiv Corporation
Filed	02143US-UTORG01	US	Utility	Original Filing	12/691405	21-Jan-10					COMPOSITE ROOFING BOARDS AND METHODS FOR INSTALLING A COMPOSITE ROOFING BOARD	Pactiv Corporation
Filed	02144US-UTORG01	US	Utility	Original Filing	12/717728	4-Mar-10					APPARATUS AND METHOD FOR MANUFACTURING REINFORCED CONTAINERS	Pactiv Corporation
Filed	02145US-DSORG01	US	Design	Original Filing	29/360419	26-Apr-10					TOP OF A PAN LID	Pactiv Corporation
Filed	02146US-DSORG01	US	Design	Original Filing	29/360869	30-Apr-10					SIDEWALL FOR A CUP	Pactiv Corporation
Filed	02223US-DSORG01	US	Design	Original Filing	29/360429	26-Apr-10					BOTTOM OF A PAN	Pactiv Corporation
Filed	02225US-DSORG01	US	Design	Original Filing	29/360868	30-Apr-10					SIDEWALL FOR A CUP	Pactiv Corporation
Filed	02227US-PRORG01	US	Provisional Filing	Original Filing	61/358770	25-Jun-10				25-Jun-11	SLIDER TRACK WITH IMPROVED SEAL STRENGHT	Pactiv Corporation
Filed	02229US-DSORG01	US	Design	Original Filing	29/369212	3-Sep-10					TRASH BAG	Pactiv Corporation
Filed	02230US-DSORG01	US	Design	Original Filing	29/369211	3-Sep-10					TRASH BAG	Pactiv Corporation
Filed	47097-00015USREI01	US	Reissue Patent	Original Filing	10/652572	29-Aug-03					ZIPPER AND ZIPPER ARRANGEMENTS AND METHODS OF MANUFACTURING THE SAME	Pactiv Corporation
Filed	47097-00026US-RXORG01	US	Re-Examination	Original Filing	90/011128	2-Aug-10					Re-examination of MODIFIED ATMOSPHERE PACKAGE filed by Multisorb	Pactiv Corporation
Filed	47097-00125US-RXORG01	US	Re-Examination	Original Filing	90/010976	4-May-10				3-Apr-16	Ex Parte Reexamination of MODIFIED ATMOSPHERE PACKAGE FOR CUT OF RAW MEAT	Pactiv Corporation
Filed	47097-00958USPR	US	Reissue Patent	Original Filing	10/616733	10-Jul-03					VENTED CONTAINER WITH HANDLES AND EMBOSSMENT	Pactiv Corporation
Filed	47097-01034US-UTDIV01	US	Utility	Division	12/057892	28-Mar-08	20080173623				LASER CUTOFF STACKER ASSEMBLY	Pactiv Corporation
Filed	47097-01079US-UTCON02	US	Utility	Continuation	11/760642	8-Jun-07	20070228052				BASE FOR FOOD CONTAINERS	Pactiv Corporation
Filed	47097-01082US-UTDIV06	US	Utility	Division	12/834519	12-Jul-10					A METHOD OF PERFORMING UNIT OPERATIONS ON A WEB WITH ATTACHED ZIPPER	Pactiv Corporation
Filed	47097-01101US-UTDIV01	US	Utility	Division	12/021671	29-Jan-08	20080214375				TRASH BAGS WITH NARROWING SEALS TO FACILITATE GRIPPING	Pactiv Corporation
Filed	47097-01111US-UTDIV03	US	Utility	Division	12/649080	29-Dec-09	20100101055				RECLOSEABLE FASTENERS OR ZIPPERS FOR USE WITH POLYMERIC BAGS	Pactiv Corporation
Filed	47097-01113USCIP03	US	Utility	Continuation-In-Part	11/312208	19-Dec-05	20060110080				PACKAGES AND STRUCTURES WITH SELECTIVE DOSING OF ACTIVE AGENT	Pactiv Corporation
Filed	47097-01118US-UTDIV02	US	Utility	Division	12/683901	7-Jan-10	20100111450				ULTRASONIC END STOPS ON ZIPPER CLOSURE BAGS AND METHODS FOR MAKING SAME	Pactiv Corporation
Filed	47097-01120US-UTDIV01	US	Utility	Division	12/013886	14-Jan-08	20080105572				RECLOSABLE PACKAGE HAVING AN ACCESSIBLE ZIPPER AND A METHOD FOR MAKING THE SAME	Pactiv Corporation
Filed	47097-01126USCIP02	US	Utility	Continuation-In-Part	11/056678	11-Feb-05	20050189350				CONTAINER ASSEMBLIES WITH RELEASABLE LOCKING FEATURE	Pactiv Corporation
Filed	47097-01244USPT	US	Utility	Original Filing	10/818422	5-Apr-04	20050000332				PROCESS AND APPARATUS FOR TRIMMING POLYMERIC PARTS	Pactiv Corporation
Filed	47097-01245USPT	US	Utility	Original Filing	10/840728	6-May-04	20050247708				CLOSURE FOR A FOOD CONTAINER AND METHOD FOR USING THE SAME	Pactiv Corporation
Filed	47097-01249USPT	US	Utility	Original Filing	10/775601	10-Feb-04	20050175805				FIBER-REINFORCED FILM PROCESSES AND FILMS	Pactiv Corporation
Filed	47097-01251US-UTCON01	US	Utility	Continuation	11/508135	21-Aug-06	20080042311				METHOD OF FORMING A POLYMERIC FOAM CONTAINER	Pactiv Corporation
Filed	47097-01262US-UTCON01	US	Utility	Continuation	12/257891	24-Oct-08	20090044384				END TERMINATION FOR RECLOSABLE FASTENER AND METHOD OF MAKING SAME	Pactiv Corporation
Filed	47097-01290USPT	US	Utility	Original Filing	10/411633	11-Apr-03	20040200076				THEMED EATING UTENSIL	Pactiv Corporation
Filed	47099-00124USCIP02	US	Utility	Continuation-In-Part	11/367066	3-Mar-06	20060211321				PROTECTIVE DRAINAGE WRAPS	Pactiv Corporation
Filed	47099-00124USCIP04	US	Utility	Continuation-In-Part	11/415583	2-May-06	20060194494				PROTECTIVE DRAINAGE WRAPS	Pactiv Corporation
Filed	47099-00124USCON01	US	Utility	Continuation	11/212357	26-Aug-05	20050287338				PROTECTIVE DRAINAGE WRAPS	Pactiv Corporation
NEWSPRING INDUSTRIAL CORP.

U.S. Patent Applications

Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Current Recorded Owner
Filed	02118US-UTORG01	US	Utility	Original Filing	12/251144	14-Oct-08					TAMPER-EVIDENT CONTAINER AND LID ASSEMBLY	Newspring
PRAIRIE PACKAGING, INC.

U.S. Patent Applications

Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Current Recorded Owner
Filed	02100US-UTCIP01	US	Utility	Continuation-In-Part	11/559257	13-Nov-06	20070095832				DISPOSABLE CUP LID	Prairie Packaging
Filed	02101US-UTORG01	US	Utility	Original Filing	11/305617	15-Dec-05	20060281618				REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging
Filed	02101US-UTCIP01	US	Utility	Continuation-In-Part	11/470938	7-Sep-06	20070107187				REINFORCED PLASTIC FOAM CUP AND METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging
Filed	02101US-UTCON01	US	Utility	Continuation	12/642405	18-Dec-09	US20100160129				REINFORCED FOAM CUP, METHOD OF AND APPARATUS FOR MANUFACTURING SAME	Prairie Packaging
PWP INDUSTRIES, INC.

U.S. Patent Applications

Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Current Recorded Owner
Filed	02150US-UTORG01	US	Utility	Original Filing	10/645893	18-Aug-03					CAKE CONTAINER COVER-BASE CONNECTION	PWP Industries
Filed	02150US-UTCIP02	US	Utility	Continuation-In-Part	11/998582	30-Nov-07	20080105681				FAST CLOSING-TWIST TOP OPENING PACKAGING SYSTEM	PWP Industries
Filed	02150US-UTCIP04	US	Utility	Continuation-In-Part	12/328686	4-Dec-08	20090145908				SMART DISPENSER PACKAGING SYSTEM	PWP Industries
Filed	02150US-UTCIP05	US	Utility	Continuation-In-Part	12/658032	1-Feb-10	US20100176129				ENHANCED CONTAINER SYSTEM	PWP Industries
Filed	02152US-UTDIV01	US	Utility	Division	12/321254	20-Jan-09	20090223619				EDGE-TEARING TAMPER-EVIDENT CONTAINER	PWP Industries
Filed	02152US-UTCIP02	US	Utility	Continuation-In-Part	12/371888	16-Feb-09					HANGABLE TAMPER RESISTANT PACKAGING SYSTEM	PWP Industries
Filed	02153US-UTORG01	US	Utility	Original Filing	11/173302	30-Jun-05	20070000922				INSERTABLE COMPARTMENTALIZED PACKAGING CONTAINER	PWP Industries
Filed	02154US-UTORG01	US	Utility	Original Filing	11/303508	16-Dec-05	20070138177				FRUIT CONTAINER	PWP Industries
Filed	02155US-UTORG01	US	Utility	Original Filing	11/311503	19-Dec-05	20070138046				MULTI-COMPARTMENT CONTAINER SYSTEM	PWP Industries
Filed	02156US-UTORG01	US	Utility	Original Filing	11/315654	21-Dec-05	US20070138180				ENHANCED TAMPER EVIDENT BOWL WITH BLOCKED TAB	PWP Industries
Filed	02156US-UTCIP01	US	Utility	Continuation-In-Part	11/879168	16-Jul-07	20080006632				ADVANCED TAMPER EVIDENT BOWL	PWP Industries
Filed	02156US-UTCIP02	US	Utility	Continuation-In-Part	11/857144	18-Sep-07	20080000904				TAMPER EVIDENT CONTAINER	PWP Industries
Filed	02156US-UTCIP03	US	Utility	Continuation-In-Part	12/220017	21-Jul-08	20080277397				INTEGRATED FOOD PACKAGING SYSTEM	PWP Industries
Filed	02157US-UTORG01	US	Utility	Original Filing	11/358617	21-Feb-06	20070196541				DOMED FOOD CONTAINER SYSTEM	PWP Industries
Filed	02159US-UTDIV01	US	Utility	Division	12/592507	25-Nov-09	US20100140128				INTERCONNECTED FOOD CONTAINER SYSTEM	PWP Industries
Filed	02160US-UTORG01	US	Utility	Original Filing	11/600634	16-Nov-06	20080116098				FOOD CONTAINER WITH BREATHABLE PATCH	PWP Industries
Filed	02161US-UTORG01	US	Utility	Original Filing	11/713414	2-Mar-07	20080210101				STEAM BOWL	PWP Industries
Filed	02162US-UTORG01	US	Utility	Original Filing	11/879296	17-Jul-07	20090020540				TILTED CAKE CONTAINER SYSTEM	PWP Industries
Filed	02163US-UTORG01	US	Utility	Original Filing	11/899576	6-Sep-07	20090065514				INVERTIBLE TRAY	PWP Industries
Filed	02164US-UTORG01	US	Utility	Original Filing	11/949658	3-Dec-07	20090140461				MOLDING APPARATUS AND METHOD OF FORMING UNDERCUTS	PWP Industries
Filed	02165US-UTORG01	US	Utility	Original Filing	11/973779	9-Oct-07	20090090712				DIP PACKAGING SYSTEM	PWP Industries
Filed	02166US-UTORG01	US	Utility	Original Filing	12/012632	5-Feb-08	20090194544				FLUID RETENTION PACKAGE SYSTEM	PWP Industries
Filed	02167US-UTORG01	US	Utility	Original Filing	12/031650	14-Feb-08	20090206082				TAMPER-EVIDENT PACKAGING SYSTEM	PWP Industries
Filed	02168US-UTORG01	US	Utility	Original Filing	12/038765	27-Feb-08	20090211941				DISPLAY AND STORAGE CONTAINER	PWP Industries
Filed	02168US-DSCIP01	US	Design	Continuation-In-Part	29/314444	1-Apr-09					DIAGONALLY HINGED CONTAINER	PWP Industries
Filed	02168US-UTCIP01	US	Utility	Continuation-In-Part	12/647809	28-Dec-09	US20100155402				DISPLAY AND STORAGE CONTAINER	PWP Industries
Filed	02169US-UTORG01	US	Utility	Original Filing	12/228168	8-Aug-08	20100031829				FOOD CONTAINER LIQUID ISOLATION	PWP Industries
Filed	02206US-UTORG01	US	Utility	Original Filing	11/414847	1-May-06	20060255054				TAMPER EVIDENT CONTAINER	PWP Industries
Filed	02207US-UTCON01	US	Utility	Continuation	12/589050	16-Oct-09					ENHANCED TAMPER EVIDENT CONTAINER WITH TEAR-APART PARTS	PWP Industries
Filed	02207US-UTCIP01	US	Utility	Continuation-In-Part	12/626476	25-Nov-09	20100065567				TAMPER-EVIDENT CONTAINER WITH EXTENDED BAND	PWP Industries
Filed	02207US-UTORG02	US	Utility	Original Filing	11/230978	20-Sep-05	20070012710				VERSATILE TAMPER-EVIDENT FOOD CONTAINER	PWP Industries
Filed	02208US-UTORG01	US	Utility	Original Filing	11/523208	19-Sep-06	20070065545				MULTI-TOPPING TRAY CONTAINER SYSTEM	PWP Industries
Filed	02209US-UTORG01	US	Utility	Original Filing	12/075549	12-Mar-08	20090120937				DOUBLE RIBBED SECURE CONTAINER	PWP Industries
Filed	02209US-UTCIP01	US	Utility	Continuation-In-Part	12/327759	3-Dec-08	20090120942				CONVENIENT FOOD CONTAINER	PWP Industries
Filed	02210US-UTORG02	US	Utility	Original Filing	12/330472	8-Dec-08	20090145900				FOOD CONTAINER SYSTEM WITH HANDLE STRAP	PWP Industries
Filed	02216US-DSORG01	US	Design	Original Filing	29/307292	11-Apr-08					UNIVERSAL FOOD CONTAINER	PWP Industries
Filed	02219US-UTORG01	US	Utility	Original Filing	12/200670	28-Aug-08					TAMPER EVIDENT FOOD PACKAGE	PWP Industries
Filed	02220US-UTORG01	US	Utility	Original Filing	12/420750	8-Apr-09					ROTISSERIE CHICKEN TRAY	PWP Industries
Filed	02224US-DSORG01	US	Design	Original Filing	29/357493	12-Mar-10					TRIANGULAR TWISTED PACKAGE	PWP Industries
Filed	02228US-UTORG01	US	Utility	Original Filing	12/821926	23-Jun-10					VENTED HOT BAKED GOODS CONTAINERS	PWP Industries
Filed	02211US-UTORG01	US	Utility	Original Filing	12/584208	2-Sep-09	20100065562				DETACHABLE FOOD PACKAGE	PWP Industries (not yet recorded)
Filed	02221US-UTORG01	US	Utility	Original Filing	12/432627	29-Apr-09					ENHANCED SECURE CONTAINER	PWP Industries (not yet recorded)

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